UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 25, 2014 (August 22, 2014)

Date of Report (Date of earliest event reported)

Caesars Entertainment

Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10413	75-1941623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 22, 2014, Caesars Entertainment Operating Company, Inc. (“CEOC”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report the consummation of the transaction (the “Transaction”) contemplated by the previously announced Note Purchase and Support Agreement entered into as of August 12, 2014 by and among Caesars Entertainment Corporation (“CEC”), CEOC and certain holders of CEOC’s outstanding 5.75% Senior Notes due 2017 (“5.75% Notes”) and 6.50% Senior Notes due 2016 (“6.50% Notes”). This Amendment No. 1 to the Current Report on Form 8-K amends Item 1.01 of the Report and adds Item 9.01 to the Report to include certain exhibits.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the closing of the Transaction, CEOC entered into (i) the First Supplemental Indenture, dated as of August 22, 2014 (the “5.75% Notes First Supplemental Indenture”), between CEOC and Law Debenture Trust Company of New York, as trustee (the “Trustee”), relating to the 5.75% Notes, (ii) the First Supplemental Indenture, dated as of August 22, 2014 (the “6.50% Notes First Supplemental Indenture”), among CEOC, CEC and the Trustee, relating to the 6.50% Notes, (iii) the Second Supplemental Indenture, dated as of August 22, 2014 (the “5.75% Notes Second Supplemental Indenture”), between CEOC and the Trustee, relating to the 5.75% Notes, and (iv) the Second Supplemental Indenture, dated as of August 22, 2014 (the “6.50% Notes Second Supplemental Indenture”), between CEOC and the Trustee, relating to the 6.50% Notes.

A copy of each of the 5.75% Notes First Supplemental Indenture, 6.50% Notes First Supplemental Indenture, 5.75% Notes Second Supplemental Indenture and 6.50% Notes Second Supplemental Indenture are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.

Item 9.01	Other Events.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of August 22, 2014, between Caesars Entertainment Operating Company, Inc. and Law Debenture Trust Company of New York, as Trustee, relating to the 5.75% Senior Notes due 2017.

4.2	First Supplemental Indenture, dated as of August 22, 2014, among Caesars Entertainment Operating Company, Inc., Caesars Entertainment Corporation and Law Debenture Trust Company of New York, as Trustee, relating to the 6.50% Senior Notes due 2016.

4.3	Second Supplemental Indenture, dated as of August 22, 2014, between Caesars Entertainment Operating Company, Inc. and Law Debenture Trust Company of New York, as Trustee, relating to the 5.75% Senior Notes due 2017.

4.4	Second Supplemental Indenture, dated as of August 22, 2014, between Caesars Entertainment Operating Company, Inc. and Law Debenture Trust Company of New York, as Trustee, relating to the 6.50% Senior Notes due 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Date: August 25, 2014	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of August 22, 2014, between Caesars Entertainment Operating Company, Inc. and Law Debenture Trust Company of New York, as Trustee, relating to the 5.75% Senior Notes due 2017.

4.2	First Supplemental Indenture, dated as of August 22, 2014, among Caesars Entertainment Operating Company, Inc., Caesars Entertainment Corporation and Law Debenture Trust Company of New York, as Trustee, relating to the 6.50% Senior Notes due 2016.

4.3	Second Supplemental Indenture, dated as of August 22, 2014, between Caesars Entertainment Operating Company, Inc. and Law Debenture Trust Company of New York, as Trustee, relating to the 5.75% Senior Notes due 2017.

4.4	Second Supplemental Indenture, dated as of August 22, 2014, between Caesars Entertainment Operating Company, Inc. and Law Debenture Trust Company of New York, as Trustee, relating to the 6.50% Senior Notes due 2016.